ROBERTSON STEPHENS MUTUAL FUNDS
The Information Age Fund-TM-
Annual Report
December 31, 1996


INFORMATION AGE

The Information Age Fund-TM- ANNUAL REPORT

FUND PHILOSOPHY


The Information Age Fund-TM- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Investments  10
Statement of Assets and Liabilities  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights  16
Notes to Financial Statements  17
Report of Independent Accountants  23
Administration  24

FUND HIGHLIGHTS


PERFORMANCE
For the entire 1996 year, the Fund was up 26.7% compared to 20.0% for the PSE Technology Index and 23.0% for the S&P 500 Index. (See Fund Performance on page 6.)


TECHNOLOGY & A STRONG INVESTMENT THEME
We believe that today's Information Technology wave will prove more significant than any previous technological revolution.


PORTFOLIO CHANGES
We have moved some of our invested capital from the data communications and software sectors into semiconductors and semiconductor equipment, as we anticipate growth in that area.


1997 OUTLOOK
With a benign pricing environment, unit growth becomes paramount for growth investing. We see many new technologies spurring significant unit growth for technology companies in 1997.

[PHOTO]

FUND MANAGER
Ronald E. Elijah
Portfolio Manager
The Information Age Fund-TM-

DEAR SHAREHOLDER:


The Information Age Fund-TM- had a flat quarter for the three months ending in December. For the quarter, the Fund had virtually no change in value while the PSE Technology Index and the S&P 500 Index were up 9.1% and 8.4%, respectively. For the entire 1996 year, the Fund was up 26.7% compared to 20.0% for the PSE Technology Index and 23.0% for the S&P 500 Index.

During 1996's December quarter, larger-capitalization stocks did well while mid- and smaller-capitalization stocks either languished or declined. This appears to have been true not only for the overall market, with the S&P 500 Index full of large-capitalization stocks, but also within the technology sector. The PSE Technology Index is loaded with larger-capitalization technology stocks because it is by definition a price-weighted index of the top 100 U.S. technology stocks.

Also during the December quarter a great disparity in performance between our larger technology stocks and our smaller technology stocks opened with the for-

"WE BELIEVE THAT TODAY'S INFORMATION TECHNOLOGY WAVE WILL PROVE MORE SIGNIFICANT THAN ANY PREVIOUS TECHNOLOGICAL REVOLUTION."

mer significantly outperforming the latter, even though in most cases business fundamentals for both groups continued to appear solid. Expecting this split market condition to continue, we have made adjustments to our portfolio that I will detail later in this report.

TECHNOLOGY - A STRONG INVESTMENT THEME
We live in an unprecedented time. Technology is transforming the world into a truly global economy -- crushing time and distance. We believe that today's Information Technology wave will prove more significant than any previous technological revolution. In the past, great advancements in technology spurred growth in cycles that lasted 40 to 50 years. We believe that each of the past great technology waves stimulated world growth.

           TECHNOLOGY WAVES                  APPROXIMATE PERIOD
           Steam Power                       1780-1840
           Railroads                         1840-1890
           Electric Power/Motors             1890-1930
           Oil/Automobiles                   1930-1975
           Semiconductors                    1975-Present

As forceful as the other technology waves were, none of them can match the impact the semiconductor (or silicon) wave is having on our daily lives. The prior waves were transportation-based and impacted how we physically moved from place to place. The silicon wave is for our minds -- The Information Wave. Computing technology is allowing us to get cleaner and faster information to manage our businesses better, to make better products, and to provide better services.

Information Technology Investment
INFORMATION TECHNOLOGY AS A PERCENTAGE OF
AMERICAN FIRMS' TOTAL EQUIPMENT INVESTMENT


[GRAPH]

SOURCE: DATASTREAM

As technology products become faster and less expensive, acceptance and use will likely continue to grow. The chart above depicts American businesses' strong uptake of information technology, which has accelerated in the last 16 years. Furthermore, there appears to be no near-term slowdown in sight.

This information technology use over the last decade has helped U.S. companies remake themselves. U.S. manufacturers in several industries are now equal to or more efficient than their global competitors, which we believe is revitalizing the U.S. economy.

TECHNOLOGY ACCEPTANCE

Technology acceptance is widely recognized as necessary to grow an economy and to lift up a nation's standard of living. The chart below reveals the close correlation between telecommunications and a country's per capita GDP, with per capita GDP measured on the left axis and phone lines per 100 people on the bottom. It is quite evident that the telecom equipment market should be a good investment area for years as the developing nations continue to push for improvements in their overall economy.


Economic and Telecommunications Development
GDP/CAPITA: U.S. $ THOUSANDS

[GRAPH]


SOURCE: EIU STATISTICS - YEAR-END 1993, INTERNATIONAL DATA CORP. - 1994


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Rod Berry
Emeric McDonald
Susan Richardson
Rob Zidar

TRADING
Andy Roediger

ADMINISTRATION
Annette Tate

We believe computer acceptance and use are also key to a nation's advancement and growth prospects. From the chart below, one can see that a global acceptance of computing power is emerging, specifically personal computers.

[GRAPH]

Computers Per 100 People -- 1995

U.S
AUSTRALIA
CANADA
NETHERLANDS
BRITAIN
SINGAPORE
GERMANY
FRANCE
HONG KONG
JAPAN
ITALY
TAIWAN
SOUTH KOREA

SOURCE: WORLD ECONOMIC FORUM


We believe this chart shows the great growth prospects that lie ahead for the personal computer market. We believe that growth will be powered first by greater penetration into the U.S. market; second, by other industrialized nations' advancement; and third, by the developing nations as they rush to build a business infrastructure, which should be the fastest-growing market of all three for years to come.

Finally, the information technology market is expanding into a much greater global opportunity than previously expected. Past thoughts limited the market to just the $270 billion global business computing market and the $180 billion global PC market. However, computing technology (or digital technology) is quickly invading the telecommunications, consumer, and entertainment markets as well. The chart below shows that together, all these sectors converge into a potentially $2.0 trillion global information technology market. We believe this translates into a great opportunity for U.S. technology suppliers for years to come.

GLOBAL MARKET OPPORTUNITY
TOTAL 1995 MARKET: $2.0 TRILLION

[GRAPHIC]

SOURCE: COMPAQ COMPUTER CORPORATION


In short, we believe The Information Age investment theme rides on a giant technology wave -- a wave that is global in size with powerful domestic and international forces behind it that should allow it to grow for years. Furthermore, with this area approaching a $2.0 trillion global opportunity, it enables us to use our long-term investment horizon to deal with the sometimes violent short-term volatility that seems to plague the technology sectors. We have an opportunity to invest in U.S. technology companies with global opportunities that provide them with strong long-term growth prospects.

"WITH A BENIGN PRICING ENVIRONMENT, UNIT GROWTH BECOMES PARAMOUNT FOR GROWTH INVESTING. WE SEE MANY NEW TECHNOLOGIES SPURRING SIGNIFICANT UNIT
GROWTH FOR TECHNOLOGY COMPANIES IN 1997."


PORTFOLIO CHANGES
Over the last four months, smaller technology company stocks have underperformed larger technology company stocks regardless of business fundamentals. We think this is a natural rotation that the sector goes through from time to time, directed by potential investment returns of these groups. In early 1996, the semiconductor downturn and early indications of a slightly oversupplied PC market caused investors to sell these stocks and invest the proceeds in the emerging and fast-growing data communication and client software areas, causing these stocks to rise and experience a valuation expansion.

Beginning with the second half of 1996, a sense that the PC industry's slight inventory had been erased and growth had resumed contributed to the outstanding appreciation in such stocks as DELL COMPUTER CORPORATION (5.10%), COMPAQ COMPUTER CORPORATION (3.49%), INTEL CORPORATION (4.59%), and SEAGATE TECHNOLOGY, INC. (1.49%), particularly in the December quarter. Also late in the year the semiconductor industry began to exhibit signs that its year-long downturn was drawing to a close and growth was ready to resume. We had recognized the PC industry turn and had investments in this area in the second half of 1996. We now sense that the semiconductor industry is ready to return to its historical growth track and is beginning another growth cycle that could last two to three years. As a result, we have moved some of our invested capital from the data communication and software sectors into semiconductors and semiconductor equipment as we enter 1997. We are invested in datacom, telecom, software, personal computers, and semiconductors.

1997 OUTLOOK
We believe the overall market seems to be fundamentally positioned for another good year in 1997. Equities perform well in modest inflationary environments. We expect the low inflationary, low growth business climate of the last few years to repeat in 1997. The economy shows little signs of "bottleneck" pressures that usually indicate that inflationary pressures are building. Relative to interest rates and inflation, the U.S. equity market does not appear to be excessively overvalued, but more in a fairly valued situation based on historical measures.

With a benign pricing environment, unit growth becomes paramount for growth investing. We expect to see many new technologies spurring significant unit growth for technology companies in 1997. We believe this should translate into excellent growth for many technology companies, pushing equity prices higher.

We believe as robust as 1996 was for technology stocks, it was a difficult and volatile year for investing in the industry. We believe 1997 will be an easier year for many sectors fundamentally. We look forward to a good year and look for our personal computer, semiconductor, software, and communication stocks to perform well, particularly the semiconductor industry as it now enters what we believe to be another up cycle.

On behalf of The Information Age Fund-TM- team, I thank you for your investment.

Sincerely,

/s/ Ronald E. Elijah

RONALD E. ELIJAH
Portfolio Manager
February 13, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE


Results of a hypothetical $10,000 investment in The Information Age Fund-TM-, the PSE Technology Index(1), and the S&P 500 Index(2)
IF INVESTED ON NOVEMBER 15, 1995(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                      INFORMATION AGE      PSE TECHNOLOGY             S&P 500
FOR THE PERIOD ENDED 12/31/96                                                    FUND               INDEX(1)            INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------

Since inception (11/15/95)(3)                                                    17.85%              17.86%              27.88%
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                      INFORMATION AGE      PSE TECHNOLOGY             S&P 500
FOR THE PERIOD ENDED 12/31/96                                                    FUND               INDEX(1)            INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------

One Year                                                                       26.72%              20.03%              22.99%
Since inception (11/15/95)(3)                                                    15.66%              15.67%              24.35%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Pacific Stock Exchange ("PSE") Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks.

(2) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(3)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Cash/Cash Equivalents 2.3%
Warrants 2.1%
Business Services 3.2%
Consumer/Retail 3.7%
Data Communications 4.7%
Design/Engineering 4.8%
Medical Services/Systems 5.2%
Telecommunications Equipment 8.0%
Online Access Equipment 10.4%
Other/Other Liabilities, Net 1.9%
Computer Software/Services 19.9%
Semiconductors 18.7%
Computer Hardware/Components 15.1%

TOP TEN HOLDINGS

1.
DELL COMPUTER CORPORATION
Designs, manufactures, and markets personal computers.

2.
ADC TELECOMMUNICATIONS, INC.
Designs transmission, networking, and connectivity products.

3.
NETSCAPE COMMUNICATIONS CORP.
Provides application software that supports information exchange and commercial transactions over the Internet.

4.
COMPAQ COMPUTER CORPORATION
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

5.
U.S. ROBOTICS, INC.
Supplies data communications hardware, such as modems, local area network access products, and wide area network hubs.

6.
ALTERA CORPORATION
Manufactures programmable logic devices for computers and digital devices.

7.
CASCADE COMMUNICATIONS CORPORATION
Designs switching equipment used in wide area networks, which link computers and local area networks across the country or around the world.

8.
ADAPTEC, INC.
Manufactures hardware and software that eliminates performance bottlenecks between computers, peripherals, and networks.

9.
3COM CORPORATION
Designs, produces, and markets a broad range of global data networking solutions.

10.
ASCEND COMMUNICATIONS, INC.
Develops, manufactures, sells, and supports a broad range of high-speed digital wide area access products.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 3.2%
Claremont Technology Group, Inc.                                                                   50,000        $  1,312,500
Technology Solutions Company                                                                       35,000           1,452,500
Vanstar Corporation                                                                                25,000             612,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,377,500
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 15.1%
Adaptec, Inc.                                                                                      80,000           3,200,000
Compaq Computer Corporation                                                                        50,000           3,712,500
Dell Computer Corporation                                                                         102,000           5,418,750
Gateway 2000, Inc.                                                                                 40,000           2,142,500
Seagate Technology, Inc.                                                                           40,000           1,580,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,053,750
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 13.4%
Arbor Software Corporation                                                                         20,000             485,000
Aurum Software, Inc.                                                                                1,400              32,375
Clarify, Inc.                                                                                      20,000             960,000
CyberMedia, Inc.                                                                                    2,600              40,950
Infinity Financial Technology, Inc.                                                                 1,600              27,600
i2 Technologies, Inc.                                                                              50,000           1,912,500
McAfee Associates, Inc.                                                                            60,000           2,640,000
Metris Companies, Inc.                                                                              2,700              64,800
PeopleSoft, Inc.                                                                                   40,000           1,917,500
Rational Software Corporation                                                                      20,000             791,250
Remedy Corporation                                                                                 54,000           2,902,500
Siebel Systems, Inc.                                                                               92,000           2,484,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,258,475
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/RETAIL DISTRIBUTION - 3.7%
CDW Computer Centers, Inc.                                                                         26,000           1,542,125
CompUSA, Inc.                                                                                     108,000           2,227,500
Ingram Micro, Inc., Class A                                                                         6,400             147,200
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,916,825
-----------------------------------------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 4.7%
3Com Corporation                                                                                   43,500           3,191,813
Cabletron Systems, Inc.                                                                            53,000           1,762,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,954,063
-----------------------------------------------------------------------------------------------------------------------------
DESIGN/ENGINEERING - 4.8%
Cadence Design Systems, Inc.                                                                       45,000           1,788,750
Parametric Technology Corporation                                                                  47,000           2,414,625
Synopsys, Inc.                                                                                     20,000             925,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,128,375
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT PRODUCTS - 2.6%
C-Cube Microsystems, Inc.                                                                          75,000        $  2,770,313
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,770,313
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES/SYSTEMS - 5.2%
Access Health, Inc.                                                                                20,000             895,000
HBO & Company(1)                                                                                   20,000           1,187,500
Oxford Health Plans, Inc.                                                                          25,000           1,464,062
United Healthcare Corporation(1)                                                                   45,000           2,025,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,571,562
-----------------------------------------------------------------------------------------------------------------------------
ONLINE ACCESS EQUIPMENT - 10.4%
Adtran, Inc.                                                                                       30,000           1,245,000
Ascend Communications, Inc.                                                                        50,000           3,106,250
PairGain Technologies, Inc.                                                                       100,000           3,043,750
U.S. Robotics Corporation                                                                          50,000           3,600,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,995,000
-----------------------------------------------------------------------------------------------------------------------------
ONLINE SOFTWARE/SERVICES - 6.5%
America Online, Inc.                                                                               40,000           1,330,000
Netscape Communications Corporation                                                                70,000           3,981,250
Security Dynamics Technologies, Inc.                                                               50,000           1,575,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,886,250
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 18.7%
Altera Corporation                                                                                 47,500           3,452,656
Atmel Corporation                                                                                  50,000           1,656,250
Cypress Semiconductor Corporation                                                                  50,000             706,250
Intel Corporation(1)                                                                               20,000           2,618,750
Linear Technology Corporation(1)                                                                   50,000           2,193,750
Microchip Technology, Inc.                                                                         55,000           2,798,125
VLSI Technology, Inc.                                                                              50,000           1,193,750
Vitesse Semiconductor Corporation                                                                  50,000           2,275,000
Xilinx, Inc.                                                                                       80,000           2,945,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   19,839,531
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 8.0%
ADC Telecommunications, Inc.                                                                      130,000           4,046,250
Cascade Communications Corporation                                                                 60,000           3,307,500
GeoTel Communications Corporation                                                                   3,200              41,600
Tellabs, Inc.                                                                                      30,000           1,128,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,524,100
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 96.3% (COST: $97,243,067)                                                                    102,275,744
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                               11

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Intel Corporation, Warrants, Strike $40.25, Expire 3/14/97(2)                                      24,500        $  2,260,125
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 2.1% (COST $2,006,824)                                                                             2,260,125

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4% (COST $99,249,891)                                                                      104,535,869

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                                                    1,303
Repurchase Agreement
     State Street Bank & Trust Company, 5.0%, dated 12/31/96, due 01/02/97, maturity value $2,502,695 (collateralized by $1,960,000 par value
     U.S. Treasury Note, 9.25%, due 2/15/16)                                                                        2,502,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS -2.3%                                                                               2,503,303


-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.7)%                                                                                      (775,300)

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $106,263,872
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2)  See 4.c. in Notes to Financial Statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $99,249,891)                                                                        $104,535,869
Cash and cash equivalents                                                                                           2,503,303
Receivable for investments sold                                                                                       261,250
Receivable for fund shares subscribed                                                                                 900,500
Organization cost                                                                                                      26,368
Dividends, interest receivable                                                                                            748
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      108,228,038

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                     738,750
Payable for fund shares redeemed                                                                                      968,936
Accrued expenses                                                                                                      120,615
Payable to adviser                                                                                                    113,221
Payable to distributor                                                                                                 22,644
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   1,964,166

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                  106,263,872

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    98,887,017
Accumulated net realized gain from investments and securities sold short                                            2,090,877
Net unrealized appreciation on investments                                                                          5,285,978

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $106,263,872
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                               $      11.51
     Net Asset Value, offering, and redemption price per share
     (Net assets of $106,263,872 applicable to 9,230,500 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         $    125,489
Dividends                                                                                                               7,465
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               132,954

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              720,640
Distribution fees                                                                                                     180,160
Administrative services fee                                                                                           180,160
Custodian and transfer agent fees                                                                                     150,248
Professional fees                                                                                                      91,011
Shareholder reports                                                                                                    65,043
Registration and filing fees                                                                                           41,060
Trustees' fees and expenses                                                                                            22,326
Organization expense                                                                                                    6,533
Interest expense                                                                                                        1,451
Insurance fee                                                                                                             550
TOTAL EXPENSES                                                                                                      1,459,182

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                (1,326,228)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments and securities sold short                                                        8,016,897
Net change in unrealized appreciation on investments                                                                5,030,392
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 13,047,289

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ 11,721,061
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED        PERIOD ENDED
                                                                                                 12/31/96            12/31/95(1)
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                         $  (1,326,228)        $   (23,511)
Net realized gain/(loss) from investments and securities sold short                             8,016,897          (2,116,521)
Net change in unrealized appreciation on investments                                            5,030,392             255,586
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                11,721,061          (1,884,446)

--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                                   -                   -
Realized gain on investments                                                                   (2,483,271)                  -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            (2,483,271)                  -

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                           64,200,446          34,710,082
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                               64,200,446          34,710,082

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   73,438,236          32,825,636
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                            32,825,636                   0
End of period                                                                                $106,263,872         $32,825,636
--------------------------------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on November 15, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                                                  FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                        YEAR ENDED        PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                           12/31/96            12/31/95(1)(2)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                         $       9.30         $     10.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 (0.20)              (0.01)
Net realized gain/(loss) and net change in unrealized
     appreciation/(depreciation) on investments and securities sold short                            2.68               (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      2.48               (0.70)

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                -                   -
Distributions from realized gain on investments                                                     (0.27)                  -

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $      11.51             $  9.30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        26.72%             (7.00)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                                    $106,263,872        $ 32,825,636
Ratio of Expenses to Average Net Assets                                                              2.03%               2.13%
Ratio of Net Investment Loss to Average Net Assets                                                  (1.85)%             (0.89)%
Portfolio Turnover Rate                                                                               452%                 89%
Average Commission Rate Paid(3)                                                              $     0.0582                   -



(1)  The Fund commenced operations on November 15, 1995.

(2) Ratios, except for total return and portfolio turnover rate, have been annualized.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Information Age Fund-TM- (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1996, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1996, no security of the Fund was valued using these guidelines and procedures. As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology and telecommunications sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

g.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the period from November 15, 1995 (Commencement of Operations), to December 31, 1995, were as follows:

1/1/96 - 12/31/96                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     19,929,762       $ 218,745,343
Shares reinvested                                  211,321           2,430,192
------------------------------------------------------------------------------
                                                20,141,083         221,175,535

------------------------------------------------------------------------------
Shares redeemed                                (14,441,218)       (156,975,089)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     5,699,865       $  64,200,446
------------------------------------------------------------------------------

11/15/95 - 12/31/95                                 SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                      3,937,648       $  38,546,017
Shares reinvested                                        -                   -
------------------------------------------------------------------------------
                                                 3,937,648          38,546,017

------------------------------------------------------------------------------
Shares redeemed                                   (407,013)         (3,835,935)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     3,530,635       $  34,710,082

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees and administrative fees of $720,640 and $180,160, respectively. For the year ended December 31, 1996, there was no expected reimbursement of advisory fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. For the period ended December 31, 1996, the Fund had not previously received any waivers or reimbursements of operating expenses from RSIM.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. Dana
K. Welch, Secretary of the Fund, is a Member of RS Group and General Counsel of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $180,160.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $31,080 to RS & Co., which represented 13% of total commissions paid during the year.

NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $101,578,241. Accumulated net unrealized appreciation on investments was $2,957,628, consisting of gross unrealized appreciation and depreciation of $7,539,775 and $(4,582,147), respectively.


b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $378,105,958 and $316,847,600, respectively.

c.   WARRANTS:

A warrant is an option which normally entitles the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period. The Intel Corporation Warrants were valued daily at the last sale price on the principal exchange or market on which they were traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.

c.   SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligations on the short positions.

The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At December 31, 1996, the Fund held no short positions. For the year ended December 31, 1996, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $602,886 and $628,851, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Information Age Fund-TM-

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Information Age Fund-TM- (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM
     Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of
     Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Information Age Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE INFORMATION AGE FUND-TM-, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as InfoAge under the heading Robertson Stephens. Its computer quotation symbol is RSIFX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.